Exhibit 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

16% SECURED PROMISSORY NOTE

AMERICA WEST SERVICES, INC.

DUE May 27, 2011

Original Issue Date: May 27, 2009	US $_________

This Secured Promissory Note is one of a series of duly authorized and issued secured  promissory notes of America West Services, Inc., a Nevada corporation (the “Company”), designated its Secured Promissory Notes due May 27, 2011 (the “Note”), issued to _____________, an individual (together with his permitted successors and assigns, the “Holder”) in accordance with exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”) and pursuant to the terms and provisions and in reliance upon the representations and warranties set forth in that certain Loan Agreement (as amended, modified, restated and replaced from time to time, the "Loan Agreement") of even date among the Company, the Holder, and Denly Utah Coal, LLC, a Texas limited liability company ("Denly"),  John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership ("JTF"), James Moore ("Moore") and Thomas Murch ("Murch") (together with their permitted successors and assigns, collectively, the “Other Holders”), America West Resources, Inc., a Nevada corporation (the "Guarantor"), and JTF as collateral agent for the Holder and Other Holders.  Capitalized terms used herein which are not otherwise defined are used with the same meanings given such terms in the Loan Agreement.

Article I.

Section 1.01

Principal and Interest.  For value received, the Company hereby promises to pay to the order of the Holder, in lawful money of the United States of America and in immediately available funds the principal sum of ___________________________________________, or the outstanding principal amount advanced hereunder, whichever is the lesser, and accrued but unpaid interest on the earliest of (i) May 27, 2011 (the “Maturity Date”), or (ii) the occurrence of an Event of Default (as defined in Section 3.01) or (iii) the occurrence of a Redemption Event (as defined in Section 1.02), with partial payments being required upon each Partial Redemption Event (as defined in Section 1.02).  Interim payments of interest shall be due and payable monthly, beginning August 22, 2009, and continuing on the same day of each succeeding month.

(a)

The unpaid principal balance of this Note shall accrue interest at the rate of 16% per annum until the Maturity Date or such earlier date as the same may become payable hereunder.

(b)

On the earlier of a Redemption Event and the Maturity Date, the entire unpaid principal and accrued interest shall be paid to the Holder.

(c)

Except as otherwise set forth in this Note, the Company may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder.

Section 1.02

Redemption.  Upon the closing of (i) any debt financing of $10,000,000 or more either by the Guarantor or its Subsidiaries or the last of any such debt financings which taken together equal $10,000,000 or more either by the Guarantor or its Subsidiaries, or (ii) any equity financing of $10,000,000 or more by the Company or its subsidiaries or the last of any such equity financings which taken together equal $10,000,000 or more either by the Guarantor or its Subsidiaries, or (iii) the last of any combination of debt financings and equity financings either by the Guarantor or its Subsidiaries which taken together equal $10,000,000.00 or more (a “Redemption Event”), the Company shall pay in full all of the principal and interest under then accrued and unpaid on this Note.  Upon the closing of an equity financing (or a series of equity financings) in an amount of at least $3,000,000 and up to $10,000,000 by the Guarantor or its Subsidiaries (a “Partial Redemption Event”), the Company shall pay an amount equal to 25% of the proceeds of the financing or series of financings and such amount shall be applied first to accrued interest then unpaid and next to principal of this Note.

Section 1.03

Absolute Obligation/Ranking.  Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.  This Note ranks pari passu with all other Notes now or hereinafter issued by the Company pursuant to the provisions of the Loan Agreement, upon the same terms and conditions of this Note (the “Other Notes”).

Section 1.04

Different Denominations.  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration of transfer or exchange.

Section 1.05

Investment Representations. Holder hereby makes the following representations and warranties:

(a)

Investment Purpose.  Holder is acquiring the Note, and the AmWest Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.  The Holder agrees not to sell, hypothecate or otherwise transfer the Holder’s securities unless such securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(b)

Accredited Investor Qualifications.  The Holder (i) if a natural person, represents that the Holder has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Note, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Note, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Holder is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Holder is a party or by which it is bound.

(c)

Solicitation.  The Holder is unaware of, is in no way relying on, and did not become aware of the offering of the Note through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Note and is not subscribing for the Notes and did not become aware of the offering of the Note through or as a result of any seminar or meeting to which the Holder was invited by, or any solicitation of a subscription by, a person not previously known to the Holder in connection with investments in securities generally.

(d)

Holder Liquidity.  Holder has adequate means of providing for Holder’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Note for an indefinite period of time and is aware that an investment in the Note involves a number of significant risks.

(e)

Reliance on Exemptions.  Holder understands that the Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire such securities.

(f)

Information.  Holder and its advisors, if applicable, have reviewed all public filings of Guarantor filed with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 since January 1, 2008 through the date hereof in making an informed investment decision regarding its purchase of the Note and AmWest Shares.  Holder and its advisors, if applicable, have been afforded the opportunity to ask questions of the Company and its management with respect to its SEC filings or otherwise.  Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Note and AmWest Shares.

(g)

No Other Representations or Information.  In evaluating the suitability of an investment in the Note, the Holder has not relied upon any representation or information (oral or written) other than as stated in this Note and in the Loan Agreement and other Loan Documents (as defined in the Loan Agreement).  No oral or written representations have been made, or oral or written information furnished, to the Holder or its advisors, if any, in connection with the offering of the Notes which are in any way inconsistent with the information contained in this Agreement.

(h)

Transfer or Resale.  Holder understands that the Note has not been and is not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred except in compliance with applicable securities laws.

Section 1.06

Reliance on Note Register.  Prior to due presentment to the Company for transfer or conversion of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 1.07

In addition to the rights and remedies given it by this Note, the Loan Agreement and the other Loan Documents, the Holder shall have all those rights and remedies allowed by applicable laws.  The rights and remedies of the Holder are cumulative and recourse to one or more right or remedy shall not constitute a waiver of the others.

Article II.

Section 2.01

Amendments and Waiver of Default.  The Note may not be amended without the consent of the Holder.

Article III.

Section 3.01

Events of Default.  As used herein, the term "Event of Default" shall have the same meaning given such term in the Loan Agreement.

Section 3.02

If any Event of Default occurs, the full principal amount and accrued interest of this Note then remaining unpaid, together with any other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.  This Note shall bear interest at the Default Rate as provided in the Loan Agreement.  The Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under the Loan Agreement, the other Loan Documents, and applicable law.  Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Note shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Article IV.

Section 4.01

Security.  Payment of this Note is secured by, and this Note is entitled to the benefits of, all security agreements, collateral assignments, deeds of trust, mortgages and lien instruments executed by the Company (or other similar instruments, or any guaranties, endorsements or other agreements, executed by any other party) (collectively, the "Security Documents"), to secure, guarantee or otherwise provide for payment hereof, in favor of or for the benefit of the Holder, including those which have been previously executed or are executed concurrently herewith or subsequently hereto.

Section 4.02

General Waivers.  The Company waives presentment for payment, demand, notice of intent to accelerate, notice of acceleration, protest and notice of protest, and of dishonor and diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases, subordinations and substitutions of security, in whole or in part, with or without notice, before or after maturity.  The failure by the Holder to exercise any of its rights, remedies, recourses, or powers upon the occurrence of one or more Events of Default shall not constitute a waiver of the right to exercise the same or any other right, remedy, recourse, or power at any subsequent time in respect to the same or any other Event of Default.  The acceptance by the Holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the Holder's rights, remedies, recourses, or powers at that time, or any subsequent time, or nullify any prior exercise of any such right, remedy, recourse or power without the written consent of the Holder, except as and to the extent otherwise required by applicable law.

Article V.

Section 5.01

Notice.  Notices regarding this Note shall be sent and shall be deemed effective as provided in the Loan Agreement.

Section 5.02

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflicts of law thereof.  The Company agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Salt Lake, Salt Lake County, Utah (the “Utah Courts”).  The Company hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Utah Courts are improper or inconvenient venue for such proceeding; provided, however, that any suit to foreclose any lien which secures the payment hereof may be brought by the Holder in the jurisdiction where the property subject to such lien is located.  The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company at the address in effect for notices to it under the Loan Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If the Holder shall commence an action or proceeding to enforce any provisions of this Note, then the Holder shall be reimbursed by the Company for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 5.03

Reduction in Interest.  It is the intention of the Company and the Holder to conform strictly to the applicable laws of usury.  All agreements and transactions between the Holder and the Company, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, demand for prepayment or otherwise, shall the amount contracted for, charged or received by the Holder from the Company for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the Maximum Lawful Amount.  Any interest payable hereunder or under any other instrument relating to the loan evidenced hereby that is in excess of the Maximum Lawful Amount, shall, in the event of acceleration of maturity, late payment, prepayment, demand or otherwise, be applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to the Company.  To the extent not prohibited by law, determination of the Maximum Lawful Amount of interest shall at all times be made by amortizing, prorating, allocating and spreading all interest at any time contracted for, charged or received from the Company in connection with the loan in equal parts during the period of the full term of the loan evidenced hereby until repayment in full of the principal (including the period of any renewal or extension hereof), so that the actual rate of interest on account of such indebtedness does not exceed the Maximum Lawful Amount.  As used herein, the term "Maximum Lawful Amount" means the maximum amount of non-usurious interest, permitted with respect to the indebtedness evidenced by this Note from time to time by applicable law after taking into account any and all fees, payments, and other charges that constitute interest under applicable law.  Use of the term Maximum Lawful Amount shall not be deemed to imply or affirm that there is any Maximum Lawful Amount applicable to this Note.

Section 5.04

WAIVER OF JURY TRIAL.  THE COMPANY AND THE HOLDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THE TERMS OF THE LOAN AGREEMENT OR THE ACTIONS OF THE HOLDER IN THE ENFORCEMENT HEREOF OR THEREOF.

Section 5.05

Severability.  The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

Section 5.06

Entire Agreement and Amendments.  This Note, the Loan Agreement and the other Loan Documents reflect the entire understandings and agreements of the Company and the Holder with respect to the subject matter of the Loan Documents.  Any and all prior understandings and agreements and any and all contemporaneous understandings and agreements are incorporated in the Loan Documents.  Except as specifically set forth in the Loan Documents, there are no understandings or agreements, express or implied, with respect to the subject matter of the Loan Documents.  The Company understands that the Holder has made no commitment to renew, refinance, extend or rearrange the Loan, nor to advance additional funds to or on behalf of the Company.  The Company represents and warrants to the Holder that no officer, employee, representative of, or attorney for, the Holder has made any oral commitments or representations which are not incorporated in the Loan Documents.  This Note may be amended only by an instrument in writing executed by the parties hereto.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the parties hereto executed this Note as of the date first written above.

America West Services, Inc.

a Nevada corporation

By: ________________________________

Name:

John E. Durbin

Title:

Chief Financial Officer

{HOLDER SIGNATURE PAGE TO FOLLOW}

Holder

_________________________________

Printed Name:  _____________________

Address:

_________________________________

_________________________________